Exhibit 99.2

2020 Full Year Results Presentation GERRY SPINDLER Managing Director and CEO GERHARD ZIEMS Group Chief Financial Officer 26 February 2021 (All units in USD, unless otherwise noted)

FY20 Safety Performance

Our commitment to maintain a healthy and safe workplace is our number one priority. We safeguard our employees by providing appropriate training in best practice procedures, robust monitoring systems and safe working environments

Australian Operations (TRIFR)[a]



12.0
6.0
0.0
Jan-19
Mar-19
May-19
Jul-19
Sep-19
Nov-19
Jan-20
Mar-20
May-20
Jul-20
Sep-20
Nov-20
Australian Operations (TRIFR)
Industry Average

US Operations (TRIR)[b]



3.5
1.8
0.0
Jan-19
Mar-19
May-19
Jul-19
Sep-19
Nov-19
Jan-20
Mar-20
May-20
Jul-20
Sep-20
Nov-20
US Operations (TRIR)
Industry Average

Coronado

a. Total Recordable Injury Frequency Rate (TRIFR), is the number of fatalities, lost time injuries, cases or substitute work and other injuries requiring medical treatment per million man hours worked on a rolling 12 months basis
b. Total recordable incident rate (TRIR) is a mathematical computation that takes into account how many OSHA recordable incidents your company has per number of hours worked on a rolling 12 months basis

FY20 Results Presentation 2

COVID-19 Response Focused management response resulted in a minimal impact to Coronado’s employees and operations. Vaccination implementation across US operations helps to limited future impact Response In managing the pandemic Coronado implemented the following initiatives: Improved sanitization across all sites Masks, social distancing and restricting visitors Developed formal response plan for employees exhibiting COVID-19 symptoms Training on sanitizing equipment and work areas Contact tracing Developed plans for rapid testing, tracking and communicating Impact Coronado operations were indirectly impacted by the pandemic: Coronado lost 2,378 manshifts due to positive COVID-19 or quarantine Buchanan and Logan were idled during Q2, 2020 Forward Look Key focuses for Coronado: US operations have registered ~400 employees for the essential work vaccination 70 employees have already received at least their first dose of the vaccine Australian operations continue to operate under COVID-19 protocols Rollout of vaccinations to Australian workforce in accordance with Government timetable FY20 Results Presentation3

HY19 Results Presentation4 FY20 HIGHLIGHTS GERRY SPINDLER MANAGING DIRECTOR AND CEO 4

FY20 Highlightsa Financial performance Reported FY20 Net Loss of $226.5 million, down $532.0 million (174.2%) compared to FY19 Adjusted EBITDAb of $53.8 million, down 91.5% compared to FY19 of $634.2 million, impacted by lower sales volumes and reduced realised pricing Group mining cost of $55.6 per tonne, 7.3% higher than FY19 as a result of lower production volumes Revenue of $1,462.3 million, down 34.0% compared to FY19 of $2,215.8 million, due to decreased realized pricing and lower sales volumes Net debt position of $281.9 million as of December 31, 2020, comprising $45.7 million of cash and $327.6 million of drawn debt Operational performance ROM production of 25.2 Mt, down 18.1% compared to FY19. Saleable production of 17.0 Mt, 15.8% lower than FY19 due to operational impacts Sales volumes of 18.2 Mt, 9.0% lower than FY19 as a result of lower saleable production Group realized metallurgical coal pricing of $90.5 per tonne, down 29.7% compared to FY19, as a result of soft market conditions Successfully returned US operating assets to near full capacity following the idle period in Q2, 2020 All tonnages through this presentation are expressed in metric tonnes. All amounts quoted throughout this presentation are in US$ unless otherwise stated. All reference to ‘EBITDA’ means EBITDA adjusted for non-recurring items FY20 Results Presentation5

FY20 Highlights (Cont.) Corporate Successfully executed two covenant waiver letters in May and August 2020 which waived the covenants testing under the Syndicated Facility Agreement (SFA) until 30 September 2021. Capital expenditure $123.9 million in FY20 was down 32% on FY19 and 40% below original FY20 guidance which preserved capital during a period of uncertain economic conditions without impacting the ability of operations to respond to improved pricing Raised gross proceeds of ~$180.0 million through a Placement and Institutional and Retail Entitlement Offer issuing CDIs on the ASX. Proceeds were used to repay debt, improving Coronado’s liquidity position Xcoal overdue receivable as of December 31, 2020 was $85.2 million, Coronado collected $20.1 million during January and February 2021. The outstanding overdue balance was $65.1 million as of February 25, 2021a. Curragh HME equipment sale and lease back concluded in January 2021, netting $23.5 million (A$30.2 million). Proceeds were used to repay debt and improve liquidity a.Coronado expects to receive all outstanding trade receivables amounts from Xcoal by September 30, 2021 FY20 Results Presentation6

Legend: Implemented Initiatives New Initiatives Potential Future Initiatives

Diversified Operations

Coronado is positioned to benefit from the arbitrage opportunity in the seaborne metallurgical coal market

Coronado's Marketing Flow



Europe
China
Japan
India
South Korea
Brazil
Key
Export Destination

CFR China Price[a]

~88%

From 2020 lows

High Vol A (FOB US)[b]

~47%

From 2020 lows

US metallurgical coals are selling above $200 per tonne price on a China delivered basis. Buchanan is currently the main beneficiary of high demand from Chinese steel mills

Coronado has the capability to capitalize on the current market dynamic due to its geographical diversification.

a. Source: Platts Premium Low Vol CFR China index, low price observed on August 19, 2020 at $117.5 per tonne compared to high price observed on February 11, 2021 at $221.0 per tonne

b. Source: Platts High Vol A (FOB East Coast US) index, low price observed on August 24, 2020 at $105.0 per tonne compared to high price observed on February 11, 2021 at $154.0 per tonne

Coronado FY20 Results Presentation 8

Reserves & Resources (Mt)a All operating assets have a minimum life greater than ~20 years Reserves and Resources (Mt) as December 31, 2020 Reserves (Mt) 964 Resources (Mt) 2550 1017 280 163141 12 197171 196265 514503 55 CurraghBuchananLoganGreenbrierPSFOtherGroup CurraghBuchananLoganGreenbrierPSFOtherGroup Australian resources are estimated inclusive of 5.3% insitu moisture. United States resources are estimated on a dry basis. Refer also section headed 2020 JORC Resources and Reserve Statement also released on the ASX February 26, 2021. FY20 Results Presentation9

Group Operational Performance Reduced production as result of operational impacts at Australian and US assets ROM Production (Mt) Export Ratio (%) 16.4 14.7 6.9 5.8 6.6 4.5 0.9 0.3 30.8 25.2 FY19FY20 24.3% 75.7% 25.0% CurraghBuchananLoganGreenbrierGroup FY19FY20 ExportDomestic 75.0% Saleable Metallurgical Production (Mt) 17.0 13.5 Revenue Split by tonnage (%) FY19FY20 20.1% 9.2 8.4 4.5 3.4 2.7 1.6 0.6 0.1 21.2% CurraghBuchananLoganGreenbrierGroup FY19FY20 78.8% Metallurgical CoalThermal Coal 79.9% FY20 Results Presentation 10

FY20 FINANCIAL PERFORMANCE GERHARD ZIEMS GROUP CHIEF FINANCIAL OFFICER

FY20 financial metrics

Softer metallurgical coal market and lower saleable production impact profitability

	FY20	FY19		Variance
Production	17.0Mt	20.2Mt	↓	3.2Mt
Sales Volumes	18.2Mt	19.9Mt	↓	1.7Mt
Revenue	$1,462.3m	$2,215.8m	↓	$753.5m
EBITDA	$53.8m	$634.2m	↓	$580.4m
Net Income (Statutory)	($226.5m)	$305.5m	↓	$532.0m
Group Metallurgical Realized Price	$90.5/t	$128.8/t	↓	$38.3/t
Group Mining Cost per tonne sold	$55.6/t	$51.8/t	↑	$3.8/t
Effective Tax Rate	20.9%	27.3%	↓	6.4%

Sales volumes were impacted by idling of US Operations for two months in response to weaker demand incurred during COVID-19 economic downturn. Australian operations were impacted by the fatality and adverse weather conditions in H1 2020

Reduction in FY20 EBITDA primarily driven by softer market conditions resulting in a decrease in the average realized metallurgical coal price and lower sales volumes

FY20 Group mining cost per tonne sold increased by 7.3%, compared to FY19, due to lower saleable production.

Coronado

FY20 Results Presentation 12

Revenue performance Soft market conditions and lower sales volume impact revenue generation Group sales volumes were down 1.7 Mt due to lower production stemming from the temporary suspension of mining activities at Curragh mine and idling of US operations in April and May 2020 Revenue of $1,462 million, decreased 34.0% compared to FY19 as a result of lower sales volumes and a reduction in the average realized metallurgical coal price Sales Volume (Mt)Revenue (US$m) 19.9 18.2 2,216 12.8 12.4 1,466 1,462 7.1 5.8 976 750 486 AustralianUSGroup FY19FY20 AustralianUSGroup FY19FY20 FY20 Results Presentation 13

Realized pricing Weak metallurgical coal markets impacted realized pricing in FY20 Revenue generated from metallurgical coal sales was consistent with FY19 Subdued economic activity during FY20 impacted the demand for metallurgical coal resulting in Coronado’s average realized metallurgical price declining 30% to $90.5 per tonne Group Sales Mix by Revenue (%)Metallurgical coal realized price (US$/t) FY19FY20 6.9% 7.8% -33% 140.4 94.4 -24% 111.3 -30% 128.8 84.490.5 93.1% MetallurgicalThermal 92.2% AUS FOBUS FORGroup (FOB|FOR) FY19FY20 FY20 Results Presentation 14

FY20 EBITDA

EBITDA impacted by lower sales volume and coal pricing, partially offset by lower costs and royalties

FY20 sales volume was impacted by operational impacts at both Australian and US operations resulting in 1.7Mt of lower sales compared to FY19

During FY20 the Platts PLV HCC (FOB Australia) index fell 27.9% to $101/t during the period having a significant impact on realised pricing

Cost of Coal Revenues improved marginally by 3.1% compared to FY19. US operations reduced cost of coal revenues by $106.0 million partially offset by an increase in costs at the Australian operations to mobilize additional fleet to recover lost production from H1 2020

Lower royalties were driven by lower average realized export pricing and lower volumes for FY20



634
196
555
33
19
144
10
6
3
54
FY19 EBITDA
Sales Volume
Coal Price
Cost of Coal Revenues
Freight
Royalties incl Stanwell
Assets Held For Sale
Corporate
Other
FY20 EBITDA

Coronado

FY20 Results Presentation 15

Segment performance Strong cost management by US operation anchor Coronado’s FY20 EBITDA performance Australian OperationsUS Operations EBITDA (US$m): 248.6 (8.6) FY19FY20 92.8 FY19FY20 EBITDA Margin (%): (0.9%)19.1% Performance drivers: EBITDA decreased by $430.2 million to a loss of $8.6 million Curragh’s EBITDA was impacted by a 33.4% reduction in revenue as a result of lower sales volume and realized pricing. The reduction in EBITDA was positively impacted by $59.9 million or 5.7% decrease in operating costs. The decrease was driven by lower royalties and Stanwell rebate EBITDA decreased by $155.8 million or 62.7% compared to FY19. This decrease was primarily driven by soft market conditions resulting in a lower realized pricing and sales volumes The decrease in coal revenues was positively offset by operating cost reducing by $97.8 million in the period FY20 Results Presentation 16

Mining cost analysis on FOR basis* Group FY20 costs impacted by lower volumes at Australian Operations, US assets benefitted from strong cost management FY19 Mining Cost Curve (US$/t)FY20 Mining Cost Curve (US$/t) Group mining cost = $51.8/t Group mining cost = $55.6/t 64.9 44.5 61.4 52.9 Total cost of coal revenues was $1,014.9 million, a decrease of $32.5 million or 3.1% lower compared to FY19 US Operations decreased costs of coal revenues by $106.0 million due to idling of US Operations in April and May 2020 in response to the COVID-19 pandemic and associated cost control measures implemented during the year Australian operations increased cost of coal revenues by $73.5 million driven primarily by the mobilization of additional fleet during the year to recover lost production from H1 2020 * Mining costs are calculated on the basis of Cost of Coal Revenues divided by Total Sales Volume FY20 Results Presentation 17

Cash flows and Balance Sheet

Sufficient liquidity supports Coronado during the downturn

Operating Cash Flow ($m)



45
(48)
(3)
Operating Cash Flows
Working Capital
Net Operating Cash

Financing Profile ($m)



330
(205)
172
36
328
Opening Debt
FY20 Drawing
Equity Raising
Other Repayments
Closing Debt

Liquidity ($m)[a]



222
46
268
Cash
Available Facilities



27
3
118
24
7
172
1
46
Cash 31Dec19
Operating Cashflow
Capex
Dividends
Net Borrowings
Equity Raising
Other
Cash 31Dec20

Coronado

a. The availability to fully draw down under the SFA is subject to a modified liquidity buffer of $50 million, leading to a review event process if amounts within this buffer are dawn down during the extended waiver period (i.e. before 30 September 2021). However, lender consent required to access the remaining $50 million was removed as part of the current waiver arrangement

FY20 Results Presentation 18

OPERATIONAL UPDATE GERRY SPINDLER MANAGING DIRECTOR AND CEO 19

Sustainability Steel is a fundamental pillar of economic growth and metallurgical coal is essential to steel production 2020 Sustainability Overview Environmental We take our environmental obligations seriously and see good environmental management as a way to improve our business performance and ensure the long term sustainability of our operations Community Engagement Engagement and cooperation with the communities in which Coronado operates is a key enabler to being a safe, reliable and environmentally conscious business Financial Maintaining access to capital markets is fundamental to achieving that goal Transparent & Ethical Business Practices Coronado engages with all stakeholders in an open, transparent and ethical manner FY20 Results Presentation 20

Australian Operational Review Curragh operations annualize ~13.2Mt in H2 2020 representing a strong operating turnaround from H1 2020 Operational HighlightsMetallurgical Coal Production (Mt) ROM Production declined by 10.3% to 14.7 Mt due to operational impacts during H1 2020, some lost tonnage was recovered by additional truck shovel fleets throughout the H2 2020 Total saleable production reduced by 4.6% to 12.0 Mt as a result of lower ROM availability Sales volumes of 12.4 Mt, down 3.4% compared to FY19 driven by a decrease in saleable production, partially offset by a draw down in clean coal inventory Mix skewed to higher percentage of HCC to maximize revenue 9.2 8.4 Export Metallurgical Coal Sales Mix (%)Production Mix (%) FY19FY20FY19FY20 38% 14% 48% HCCSCCPCI 32% 16% 52% 26% 74% 30% MetallurgicalThermal 70% FY20 Results Presentation 21

US Operational Review Strong cost focus offsets temporary idling of Buchanan & Logan in Q2 2020 Operational HighlightsTotal Metallurgical Coal Production (Mt) US operating performance was impacted by an idle period in April and May 2020 to manage inventory as a result of market constraints caused by 7.8 COVID-19 Buchanan return to full production through Q4, 2020 underpinned by increased export sales Logan increased production days during Q4, 2020 with fewer operating continuous miner units and maintained a balance with shipping demands 4.5 3.4 2.7 1.6 0.6 0.1 5.1 Greenbrier was idled from April 2020 and a decision has been made to hold this asset for sale BuchananLoganGreenbrierUS Ops FY19FY20 Metallurgical Production Mix (%) Export Sales Ratio (%) FY197% FY203% FY19FY20 29% 65% 30% 67% 26% 74% 34% 66% Low VolHigh VolMid Vol ExportDomestic FY20 Results Presentation 22

METALLURGICAL COAL MARKET GERHARD ZIEMS GROUP CHIEF FINANCIAL OFFICER 23

Metallurgical coal market Spot pricing improved 40% from December 2020 lows of $101/t, stable pricing expected for 2021 Seaborne Price (US$/t)aKey Market Points 300 250 Global steel producers continue to ramp up production underpinned by the automotive and construction sectors Blast furnace restarts accelerated in Q4 2020 with numerous steel mills returning to operation in Japan, South Korea, Europe and Brazil. Demand for steel in India has risen to near pre-lockdown levels 200 150 Steel demand in China has been supported primarily by large infrastructure investment, with signs of improvement in discretionary steel demand and property. China’s demand for Australian metallurgical coal is likely to remain subdued until a resolution to the trade dispute. North American metallurgical coal producers will be the beneficiary of this trade rebalancing 100 50 Jan-18Jun-18Nov-18Apr-19Sep-19Feb-20Jul-20Dec-20 Prem LV HCC (FOB AUS)LV PCI (FOB AUS)High Vol A (FOB US) Demand for metallurgical coal will continue to improve in 2021 underpinned by increase investment in infrastructure driving consumption of steel products Improved economic optimism will see continued increase in blast furnace utilization. Supply is expected to remain tight as mines in Australia recover from weather impacts S&P Platts publish prices relating to the Prem LV HCC (FOB AUD), High Vol A (FOB US) and LV PCI (FOB AUS) indexes FY20 Results Presentation 24

Long Term Outlook for Metallurgical Coal

Demand for seaborne metallurgical coal is underpinned by the growth of India's blast furnace production over the next decade

Metallurgical Coal Supply (Mt)[a]



+13%
300
340
Other
Russia
Mozambique
Canada
US
Australia
12
40
5
31
37
175
19
60
4
32
35
190
2021
2030

Metallurgical Coal Demand (Mt)[a]



300
340
Other
Germany
Brazil
India
China
JKT
62
13
15
56
54
100
74
13
18
86
53
96
+52%
2021
2030

India's seaborne metallurgical coal demand is set to grow at CAGR 4.9% from 2021 to 2030. This is supported by blast furnace production increasing from ~51Mt in 2021 to ~99Mt in 2030. Increased demand from India will assist in balancing the indexes reliance on China

Australia will continue to be the dominant producer in the supply of seaborne metallurgical coal. Supply is forecasted to increase from 175Mt in 2020 to 190Mt in 2030. Production is supported by a combination of brownfield expansion and greenfield development

Growth in supply to underpin demand is likely to be impacted by three core issues:
1) access to financing for greenfield developments
2) permitting of projects
3) production of high-quality assets

a. Source: Woodmac December H2 2020 long term forecast

Coronado FY20 Results Presentation 25

2021 Marketing

Coronado's operations are positioned to capitalize on the recovery in metallurgical coal markets

2020 Metallurgical Pricing Breakdown


13%
86%
2%
56%
12%
33%
Australian Operations
US Operations
Fixed
Index
Spot

2020 US Operations Export / Domestic Analysis


FY20
FY21
29%
71%
25%
75%
Export
Domestic

2020 Marketing Comments

Marginal increase in expected export sales in FY21 from US Operations

US Operations have entered into a combination of fixed, index and spot pricing for Low Vol and High Vol products

Confirmed US Domestic Pricing:

2.2 Mt at VWAP $86.8 per tonne (FOR) expected for 2021

Australian Operations will continue to price metallurgical products on a lag rolling 3-month index linked basis

Australian Operations product mix is forecast to be broadly consistent with FY20

Demand from China for Buchanan is expected to remain strong in 2021. Coronado is forecasting to send ~2Mt into this market

Coronado

FY20 Results Presentation 26

OUTLOOK GERRY SPINDLER MANAGING DIRECTOR AND CEO

Disciplined Focus for FY21 Coronado will have three core focuses in FY21 to reposition the business for growth FY21 Key Initiatives Safety Coronado will continue to implement safety initiatives to reduce injuries which include: higher level of investigation of recordable injuries increase inspections and audits to ensure compliance with safety and health standards by both employees and contractors Production Improved contractor performance at Australian operations to limit mine sequencing issues Review the expansion plan at Curragh inline with market recovery Stabilise production at Buchanan and Logan Financial Continued focus on cost and capital spend Progress non-core asset sales such as the Housing and Accommodation sales at Curragh mine Curragh main mining services agreement under renegotiation Detailed capital structure review FY20 Results Presentation 28

FY2021 Guidance FY20 Results Presentation 29

QUESTIONS 30

Disclaimer The material contained in this presentation is intended to be general background information on Coronado Global Resources (Coronado) and its activities. The information is supplied in summary form and is therefore not necessarily complete. It is not intended that it be relied upon as advice to investors or potential investors, who should consider seeking independent professional advice depending upon their specific investment objectives, financial situation or particular needs. The material contained in this presentation may include information derived from publicly available sources that have not been independently verified. No representation or warranty is made as to the accuracy, completeness or reliability of the information. All amounts are in United States dollars unless otherwise indicated. The presentation of certain financial information may not be compliant with financial captions in the primary financial statements prepared under US GAAP. Refer to Coronado’s 2020 FORM 10-K for the twelve months ended December 31, 2020 available at www.coronadglobal.com.au for details of the basis primary financial statements prepared under US GAAP. This presentation contains statements that constitute “forward-looking statements” within the meaning of Section 21E of the US Securities Exchange Act of 1934. Forward looking statements are statements about matters that are not historical facts. Forward-looking statements appear in a number of places in this presentation and include statements regarding our intent, belief or current expectations with respect to our business and operations, market conditions and results of operations. This report contains forward-looking statements concerning our business, operations, financial performance and condition, the coal, steel and other industries, as well as our plans, objectives and expectations for our business, operations, financial performance and condition. Forward-looking statements may be identified by words such as "may," "could," "believes," "estimates," "expects," "intends," "considers", “forecasts”, “targets” and other similar words that involve risk and uncertainties. Forward-looking statements provide management's current expectations or predictions of future conditions, events or results. All statements that address operating performance, events or developments that we expect or anticipate will occur in the future are forward-looking statements. They may include estimates of revenues, income, earnings per share, cost savings, capital expenditures, dividends, share repurchases, liquidity, capital structure, market share, industry volume, or other financial items, descriptions of management’s plans or objectives for future operations, or descriptions of assumptions underlying any of the above. All forward-looking statements speak only as of the date they are made and reflect the company's good faith beliefs, assumptions and expectations, but they are not guarantees of future performance or events. Furthermore, the company disclaims any obligation to publicly update or revise any forward-looking statement, except as required by law. By their nature, forward-looking statements are subject to risks and uncertainties that could cause actual results to differ materially from those suggested by the forward-looking statements. Factors that might cause such differences include, but are not limited to, a variety of economic, competitive and regulatory factors, many of which are beyond the Company's control, that are described in our Annual Report on Form 10-k filed with the ASX and SEC on 25 February 2021 (US Time), as well as additional factors we may describe from time to time in other filings with the ASX and SEC. You may get such filings for free at our website at www.coronadoglobal.com.au. You should understand that it is not possible to predict or identify all such factors and, consequently, you should not consider any such list to be a complete set of all potential risks or uncertainties. FY20 Results Presentation 31

Disclaimer Annual Statement of 2020 Coal Resources and Coal Reserves (the 2020 JORC Statement) In this announcement, references to ore reserves (Reserves) are compliant with the Australasian Code for Reporting of Exploration Results, Mineral Resources and Ore Reserves 2012 (JORC Code) and are measured in accordance with the JORC Code. Information in this ASX Release relating to Coal Reserves and Coal Resources is extracted from information previously published by Coronado and available on the Coronado and ASX websites (2020 JORC Statement also released to the ASX on 26 February 2021). For details of the Coal Reserves and Coal Resources estimates and the Competent Persons statements, refer to relevant Australian and US Operations sections in the 2020 JORC Statement. Coronado confirms that it is not aware of any new information or data that materially affects the information included in the 2020 JORC Statement, and that all assumptions and technical parameters underpinning the estimates in the 2020 JORC Statement continue to apply and have not materially changed. Coronado confirms that the context in which the Competent Persons’ findings are presented have not been materially modified from the 2020 JORC Statement. FY20 Results Presentation 32

SUPPLEMENTARY INFORMATION

Reconciliation of Non-GAAP measures This report which incorporates a discussion of results of operations includes references to and analysis of certain non-GAAP measures (as described below) which are financial measures not recognized in accordance with U.S. GAAP. Non-GAAP financial measures are used by the Company and investors to measure operating performance. Management uses a variety of financial and operating metrics to analyze performance. These metrics are significant factors in assessing operating results and profitability. These financial and operating metrics include: (i) safety and environmental metrics; (ii) Adjusted EBITDA, (iii) sales volumes and average realized price per Mt of metallurgical coal sold, which we define as metallurgical coal revenues divided by metallurgical sales volumes; (iv) average mining costs per Mt sold, which we define as mining costs divided by sales volumes; and (v) average operating costs per Mt sold, which we define as operating costs divided by sales volumes. Reconciliations of certain forward-looking non-GAAP financial measures, including market guidance, to the most directly comparable GAAP financial measures are not provided because the Company is unable to provide such reconciliations without unreasonable effort, due to the uncertainty and inherent difficulty of predicting the occurrence and the financial impact of items impacting comparability and the periods in which such items may be recognized. For the same reasons, the Company is unable to address the probable significance of the unavailable information, which could be material to future results. FY20 Results Presentation 34

Reconciliation of Non-GAAP measures Consolidated Balance Sheet (US$ Thousands) December 31, 2020 December 31, 2019 Liabilities Current liabilities: Accounts payable 74,651 64,392 Accrued expenses and other current liabilities 234,526 238,788 Income tax payable - 29,760 Asset retirement obligations 6,012 10,064 Contingent royalty consideration - 688 Contract obligations 40,295 36,935 Lease liabilities 8,414 29,685 Other current financial liabilities 7,129 5,894 Liabilities held for sale 16,719 - Total current liabilities 387,746 416,206 Non-current liabilities: Asset retirement obligations - non-current 116,132 121,710 Contract obligations - non-current 185,823 204,877 Deferred consideration liability 216,513 174,605 Interest bearing liabilities 327,625 330,000 Other financial liabilities - non-current - 1,546 Lease liabilities - non-current 20,582 48,165 Contingent royalty consideration - non-current - 855 Deferred income tax liabilities 64,366 47,973 Other non-current liabilities 22,826 976 Total liabilities 1,341,613 1,346,913 Total stockholders’ equity 806,863 867,941

Reconciliation of Non-GAAP measures FY20 Results Presentation 36

Reconciliation of Non-GAAP measures Consolidated Statement of Cash Flows December 31, December 31, (US$ Thousands) 2020 2019 Cash flows from operating activities: Net (loss) income (226,537) 305,477 Adjustments to reconcile net income to cash and restricted cash provided by operating activities: Depreciation, depletion and amortization 197,162 176,461 Impairment of assets 78,111 - Amortization of right of use asset - operating leases 13,285 24,403 Amortization of deferred financing costs 5,546 4,497 Non-cash interest expense 22,410 19,885 Amortization of contract obligations (33,172) (34,794) Loss on disposal of property, plant and equipment 131 (1,238) (Decrease) increase in contingent royalty consideration (1,543) (13,646) Gain on operating lease derecognition (1,184) - Equity-based compensation expense 1,637 321 Deferred income taxes (11,247) 14,803 Reclamation of asset retirement obligations (2,859) (3,456) Change in estimate of asset retirement obligation (5,973) - Provision for discounting and credit losses 9,298 - Changes in operating assets and liabilities: Accounts receivable - including related party receivables, net (38,025) 20,205 Inventories 53,652 (67,388) Other current assets (1,921) (5,062) Accounts payable 6,833 21,351 Accrued expenses and other current liabilities (27,829) (4,336) Operating lease liabilities (15,329) (25,877) Change in other liabilities (25,446) 45,820 Net cash (used in) provided by operating activities (3,000) 477,426 Principal payments on interest bearing liabilities and other financial liabilities (221,414) (148,583) Principal payments on finance lease obligations(2,481)(1,308) Payment of contingent purchase consideration-(15,002) Dividends paid (24,162) (408,046) Shareholders’/Members’ contributions (distributions), net-(288,020) Supplemental disclosure of cash flow information: Cash payments for interest23,5385,235 Cash paid for taxes1,95567,863 FY20 Results Presentation 37

Reconciliation of Non-GAAP measures Adjusted EBITDA reconciliation For the year ended December 31, 2020 For the year ended December 31, 2019 (US$ Thousands) Net (loss) Income (226,537) 305,477 Add: Depreciation, depletion and amortization 191,189 176,461 Add: Interest expense (net of income) 50,585 39,294 Add: Other foreign exchange (losses) gains 1,175 (1,745) Add: Income tax expense (60,016) 114,681 Add: Impairment of assets 78,111 - Add: Losses on idled assets held for sale 9,994 - Add: Provision for discounting and credit losses 9,298 - Adjusted EBITDA 53,799 634,168 Mining Costs per tonne reconciliation December 31, 2020 December 31, 2019 (US$ Thousands) Total costs and expenses1,610,2131,758,945 Less: Selling, general and administrative expense(30,352)(36,062) Less: Depreciation, depletion and amortization(191,189)(176,461) Total operating costs1,388,6721,546,422 Less: Other royalties(84,891)(157,016) Less: Stanwell rebate(103,039)(175,318) Less: Freight expenses(185,863)(166,729) Less: Other non-mining costs(23,880)(28,920) (MMt) 17.8 19.6 Average mining costs per Mt sold $55.6/t $51.8/t FY20 Results Presentation 38

Reconciliation of Non-GAAP measures FY20 Results Presentation 39

Reconciliation of Non-GAAP measures FY20 Results Presentation 40

Reconciliation of Non-GAAP measures FY20 Results Presentation 41

CONTACTS

Investors:

Matt Sullivan
P: +61 412 157 276
E: msullivan@coronadoglobal.com.au

Investors:

Aidan Meka
P: +61 428 082 954
E: ameka@coronadoglobal.com.au

Media:

Brett Clegg
P: +61 487 436 985

Coronado
STEEL STARTS HERE

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